ULTRA SERIES FUND
Supplement dated February 28, 2024

This Supplement dated February 28, 2024, amends the Statutory Prospectus of the Ultra Series Fund for its series the Mid Cap Fund dated May 1, 2023

Effective February 28, 2024, the Ultra Series Mid Cap Fund (the “Fund”), will change its definition of “midsize” companies as it pertains to the Fund’s principal investment strategies as set for below.

Ultra Series Fund – Mid Cap Fund
Principal Investment Strategies, page 30.

The first sentence under the heading “Principal Investment Strategies,” is deleted and replaced in its entirety as follows:
The Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize” is defined as those companies with market capitalizations of between $500 million and $70 billion).

Please read this Supplement carefully and keep for future reference.

USF-STATPRO MD SUP (0224)